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                      SUPPLEMENT DATED OCTOBER 23, 1995 TO
                     PROSPECTUS DATED SEPTEMBER 1, 1995 FOR

                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                       NATIONWIDE LIFE INSURANCE COMPANY

                                  THROUGH ITS

                  NATIONWIDE FIDELITY ADVISOR VARIABLE ACCOUNT

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

THE "CONTINGENT DEFERRED SALES CHARGE" SECTION OF THE PROSPECTUS IS HEREBY AMENDED BY ADDING THE FOLLOWING:

When a Contract is held by a Charitable Remainder Trust, the amount which may be withdrawn from this Contract without application of a Contingent Deferred Sales Charge, shall be the larger of (a) or (b), where (a) is:

        The amount which would otherwise be available for withdrawal without application of a Contingent Deferred Sales Charge;

and where (b) is:

        The difference between the total Purchase Payments made to the Contract as of the date of the withdrawal (reduced by previous withdrawals of such Purchase Payments), and the Contract Value at the close of the day prior to the date of the withdrawal.